[PHOTO OMITTED]

Gabelli
Gold
Fund,
Inc.

                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 1998

                               [GRAPHIC OMITTED]

Gabelli Gold Fund, Inc.

Third Quarter Report - September 30, 1998

                                                                 [PHOTO OMITTED]
                                                                    Caesar Bryan

To Our Shareholders,

      During the third quarter of 1998, our South African gold holdings generally performed best with Gold Fields, Durban Deep, St. Helena and Impala all rising by more than 50%. These shares had been oversold and usually are more sensitive to changes in the gold price. However, the Fund's best performing holding was Meridian Gold, based in Reno, which announced positive exploration results from its Chilean property.

      For the first nine months of 1998, the Gabelli Gold Fund returned 5.1%, compared with negative returns of 8.0% and 1.1% for the average gold fund tracked by Lipper and the XAU Index, respectively. Indeed, the Gabelli Gold Fund was the best performing gold fund for the first nine months of the year.

Investment Performance

      For the third quarter ended September 30, 1998, the Gabelli Gold Fund's (the "Fund") total return was 8.6%. The Lipper Analytical Services Gold Fund Average and the Philadelphia Gold & Silver ("XAU") Index of large North American gold companies had returns of 4.3% and 4.6%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. The Fund was down 32.0% over the trailing twelve month period. The Lipper Gold Fund Average and XAU Index declined 33.4% and 31.5%, respectively, over the same twelve month period. Since inception on July 11, 1994 through September 30, 1998, the Fund had a total return of (37.7)%, which equates to an average annual return of (10.6)%.

INVESTMENT RESULTS (a)

--------------------------------------------------------------------------------

                                                   Quarter
                                   ------------------------------------------
                                     1st         2nd         3rd        4th         Year
                                     ---         ---         ---        ---         ----
 1998: Net Asset Value .........    $6.63       $5.68       $6.17       --          --
       Total Return ............    12.9%      (14.3)%       8.6%       --          --
------------------------------------------------------------------------------------------
 1997: Net Asset Value .........   $11.83       $9.79       $9.17       $5.87       $5.87
       Total Return ............    (4.0)%     (17.2)%      (6.3)%     (35.4)%     (51.9)%
------------------------------------------------------------------------------------------
 1996: Net Asset Value .........   $14.00      $13.40      $13.46      $12.32      $12.32
       Total Return ............    22.7%       (4.3)%       0.4%       (8.5)%       8.0%
------------------------------------------------------------------------------------------
 1995: Net Asset Value .........   $11.00      $11.96      $12.27      $11.41      $11.41
       Total Return ............    (0.6)%       8.7%        2.6%       (7.0)%       3.1%
------------------------------------------------------------------------------------------
 1994: Net Asset Value .........    --          --         $12.37      $11.07      $11.07
       Total Return ............    --          --          23.7%(b)   (10.5)%      10.7%(b)
------------------------------------------------------------------------------------------

-----------------------------------------------
Average Annual Returns - September 30, 1998 (a)
-----------------------------------------------
1 Year ............................     (32.0)%
3 Year ............................     (20.2)%
Life of Fund(b) ...................     (10.6)%
-----------------------------------------------

                    Dividend History
---------------------------------------------------------
Payment (ex) Date    Rate Per Share    Reinvestment Price
-----------------    --------------    ------------------
December 29, 1997         $0.058             $5.86

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on July 11, 1994. Note:
Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial and political factors.

--------------------------------------------------------------------------------

Our Investment Objective

      The Fund's objective is to obtain long term capital appreciation by investing in equity securities of foreign and domestic issuers principally engaged in gold and gold-related activities.

Our Approach

      We look at a number of company specifics in order to determine which gold stocks are relatively undervalued. Our primary focus is on capitalization per ounce of production and, more importantly, on capitalization per ounce of recoverable reserves. This determines how much gold actually backs every dollar invested in a gold company. We appreciate that every mining company must replace the gold that it mines, and we place a heavy emphasis on the quality of management and their ability to create shareholder wealth. We invest globally with an emphasis on gold-producing companies.

Global Allocation

      The accompanying chart presents the Fund's holdings by geographic region as of September 30, 1998. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.


   [The following table was depicted as a pie chart in the printed material.]

                    HOLDINGS BY GEOGRAPHIC REGION - 9/30/98

                             North America     61.1%
                             South Africa      26.3%
                             Australia          9.9%
                             Europe             1.5%
                             Latin America      1.2%

COMMENTARY

      Gold and gold equities experienced a powerful reversal over the third quarter. During July and August, the price of gold continued its slide and by the end of August was trading at $276 per ounce with the XAU Index falling under
50. This was quite surprising bearing in mind the turbulence that was occurring in the world's financial markets. Early in August, Japan had its largest corporate bankruptcy and by mid-August the Russian crisis was in full force. On August 17, Russia issued a debt moratorium and devalued its currency. World equity markets had already peaked in July and were in broad retreat due to earnings concerns even as bond yields fell to record lows. In the face of this turbulence investors continued to ignore gold. However, that changed at the start of September when Maylasia introduced capital controls and the Japanese central bank cut interest rates by one-half to 25 basis points. As gold recovered by about $20 to end September at $296.20 per ounce, gold equities soared. During September, the net asset value of the Gabelli Gold Fund rose by 50%.

      On a number of occasions we have commented on the close correlation between gold and the U.S. dollar. When the dollar rises, gold falls and vice versa. Since the outset of the emerging market crisis, the dollar has attracted capital flows due to its "safe haven" status. Dollar strength combined with robust domestic demand has caused a further deterioration in the U.S. trade deficit which is now running at nearly $15 billion per month. This, of course, must be financed by capital inflows. Recently, foreigners have been happy to finance this deficit, but a strong dollar is deflationary for the rest of the world and makes interest payments by debtor countries even stiffer. The risk of severe dislocations in financial markets caused the Federal Reserve Board to lower interest rates at the end of September. The dollar immediately began to decline and the market anticipates further rate reductions, which are likely to make the dollar even less attractive. This should be positive for gold prices.

      Interestingly, over the past two months, the gold lease rate, which is the cost of loaning gold, has not risen. This is surprising bearing in mind that the lease rate represents the interest rate that central banks charge to lend gold to banks who then sell it on their own or on their clients' behalf. With perceived increased risk in the financial system, it might be reasonable to have expected that central banks would have curtailed their lending activities. After all, as the old adage goes, gold is the only reserve asset which is not somebody else's liability.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of September 30, 1998.

Anglogold Ltd. (ANGJ.J - $54.16 - Johannesburg Stock Exchange) comprises the South African gold assets of the Anglo American Group. The company's reorganization involved an offering of shares in Vaal Reefs to shareholders in the other mines and then a name change from Vaal Reefs to Anglogold. The company is solely focused on gold and in the future, management efforts will not be diluted by other mining activities. Over time, we expect the company will expand outside South Africa, possibly by acquiring Minorco's gold assets. In the meantime, further improvements can be expected from the company's extensive South African assets.

Barrick Gold Corp. (ABX - $20.00 - NYSE) is one of the world's leading gold mining companies. Much of Barrick's growth has come from their very high quality mines near Elko in Nevada, which the company purchased in the early 1980s. Barrick has used cash flows from its Nevada Mines and the profits from the industry's most successful hedging programs to acquire other gold assets in both North America and overseas. Barrick has low operating costs, a strong balance sheet and entrepreneurial management.

Durban Roodepoort Deep Ltd. (DURJ.J - $3.40 - Johannesburg Stock Exchange) is a South African-based gold mining company. The company produces gold from underground mines as well as from reprocessing surface "dumps." Durban Deep has been active in consolidating its land position by buying contiguous operations. The process is now largely complete and the company is now undertaking a feasibility study on the Argonaut project, which contains a massive resource of gold deep under the city of Johannesburg.

Euro-Nevada Mining Corp. (EN.TO - $16.54 - Toronto Stock Exchange) is a sister company of Franco-Nevada and shares the same management. However, Euro-Nevada only invests in gold royalty properties. The company's flagship royalty properties are its 4% net smelter return and 5% net profits interest royalty on Barrick Gold's Meikle Mine in the Carlin Trend of Nevada. The company has assembled impressive royalty properties, many of which are in production. Among a number of recent exciting developments is the continuing flow of news from the company's Midas joint venture in Nevada with Franco-Nevada. Euro-Nevada owns 50% of this project, which will be one of the lowest cost gold mines in the world when it comes into production.

Franco-Nevada Mining Corp. (FN.TO - $20.77 - Toronto Stock Exchange) is a Canadian company which invests in gold and other natural resource royalty properties. Its major assets are the royalties attached to the Goldstrike Mine operated by Barrick Gold in the Carlin Trend of Nevada. The company's other main gold interest is a joint venture with Euro-Nevada at Midas, also in Nevada, where exploration drilling is taking place. Recently, Franco-Nevada acquired a royalty over most of the Stillwater ore body in Montana from the Manville Corporation. Franco-Nevada also owns a royalty over the Pandora platinum property controlled by Amplats Platinum in South Africa. The company has a very strong balance sheet, which was further strengthened by an equity offering that was completed in January 1998.

GoldCorp Inc. (GA.TO - $5.14 - Toronto Stock Exchange) is a mid-sized Canadian gold producer with two producing gold mines and two industrial mineral operations. The company's most significant asset is the Red Lake Mine, which is part of a major gold camp in Canada. Exploration drilling has revealed previously unknown high-grade ore zones, which will add significantly to the mine's reserves. These new discoveries will result in increased production at significantly lower costs. GoldCorp is undervalued relative to other mid-sized producers and we expect management to add significantly to shareholder value.

Newmont Mining Corp. (NEM - $24.25 - NYSE) is one of the premier growth gold mining companies in North America. Following a merger with Santa Fe Gold in May 1997, Newmont significantly added to its gold reserves. Newmont expects to produce about four million ounces in 1998 at a cash cost of less than $200 per ounce. Seventy five percent of its production comes from Nevada, where Newmont has a very large land position. Outside the United States, the company has operations in Indonesia, Peru and Uzbekistan. The company is currently developing a large copper and gold porphyry in Indonesia. Although Newmont is a low cost producer, the stock is very sensitive to changes in the gold price because the company does not hedge its production and has a significant amount of debt.

Placer Dome Inc. (PDG - $13.8125 - NYSE) is one of the leading gold mining companies in North America. In 1998, the company expects to produce 2.9 million ounces of gold and over 10 million ounces of silver. Placer Dome also has copper interests. The company operates mines in North America, Australia, Papua New Guinea and Chile. Placer Dome's most profitable mine is the Pipeline in the United States which produces gold at a cash cost of less than $100 per ounce. For 1998, the company expects its cash costs not to exceed $160 per ounce. Placer's main development property is located in Venezuela which is a large project expected to cost over $500 million to bring into production.

Prime Resources Group (PRM.TO - $8.55 - Toronto Stock Exchange) is a mid-sized precious metals mining company which owns the Eskay Creek and Snip Mines in northwestern British Columbia. The company is a 51%-owned subsidiary of Homestake, a leading gold mining company based in the U.S. which, as a low cost producer, only hedges a small amount of its production. At the end of 1997, Prime had resources of 2.7 million ounces of gold and 117 million ounces of silver. Homestake has offered to buy the shares of Prime that it does not already own using its own shares as consideration and Prime's independent directors are now considering the fairness of the bid.

Stillwater Mining Co. (SWC - $31.5625 - AMEX) is the only U.S. producer of platinum and palladium, rare precious metals used in many industrial applications and in the jewelry industry. The largest use for platinum is in catalytic converters for the auto industry, while about half of the supply of palladium is consumed in the production of electronic components for personal computers and cellular telephones. Historically, platinum has traded at a premium to the gold price. Russia is the world's major producer of palladium. However, due to uncertainties about supplies, combined with strong demand, the price of palladium has risen sharply during the past year. Stillwater controls a massive high-grade platinum/palladium ore body in southern Montana. New management has been successful in improving mining operations and is now embarking on an expansion program. The company has excellent growth potential.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Gold Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

In Conclusion

      We believe the current conditions of unusual stress in financial markets as evidenced by widening credit spreads and heightened volatility are supportive of higher gold prices. During the next few months, markets will have to deal with the restructuring of Russia's debt and the financing of Brazil's current account deficit. Of course, these problems are well known and were contributing factors behind the Federal Reserve's recent interest rate cuts. Clearly, the Federal Reserve stands ready to cut interest rates again if necessary. We believe the Fund is well positioned to perform well in an environment of rising gold prices.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GOLDX. Please call us during the business day for further information.

      We thank you for your loyalty and as always, pledge our best efforts on your behalf.

                                          Sincerely,

                                          /s/ Caesar Bryan

                                          Caesar Bryan
                                          President and Portfolio Manager

October 30, 1998

       -------------------------------------------------------------------
                                Top Ten Holdings
                               September 30, 1998
                               ------------------

         Stillwater Mining Co.                Durban Roodepoort Deep Ltd.
         Prime Resources Group                Harmony Gold Mining Ltd.
         Barrick Gold Corp.                   Placer Dome Inc.
         Euro-Nevada Mining Corp.             Franco-Nevada Mining Corp.
         GoldCorp Inc.                        Newmont Mining Corp.
       -------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Gabelli Gold Fund, Inc.
Portfolio of Investments -- September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                     Market
 Shares                                               Value
 ------                                               -----
         COMMON STOCKS - 100.0%
         Metals and Mining - 100.0%
         Australia - 9.9%
  15,000 AGSM ..................................  $    136,875
 230,000 Emperor Mines Ltd.+ ...................        59,255
 245,000 Lihir Gold Ltd.+ ......................       316,320
 400,000 Normandy Mining Ltd. ..................       337,581
  80,000 Ranger Minerals NL+ ...................       184,782
 385,000 Resolute Samantha Ltd. ................       264,499
                                                  ------------
                                                     1,299,312
                                                  ------------
         Ireland - 1.5%
 414,771 Glencar Explorations plc+ .............       190,313
                                                  ------------
         North America - 61.1%
 205,000 Avgold Ltd.+ ..........................       116,201
  35,400 Barrick Gold Corp. ....................       708,000
  32,600 Bema Gold Corp.+ ......................        44,825
  40,700 Euro-Nevada Mining Corp. ..............       673,336
  28,700 Franco-Nevada Mining Corp. ............       596,097
  30,000 Freeport-McMoRan Copper &
          Gold Inc., Cl. B .....................       356,250
  18,600 Getchell Gold Corp.+ ..................       391,763
 122,900 GoldCorp Inc., Cl. A+ .................       632,117
  35,000 Golden Star Resources Ltd.+ ...........        44,259
  35,000 Greenstone Resources Ltd.+ ............        62,146
  94,200 Guyanor Resources SA, Cl. B+ ..........        93,197
 124,700 IAM Gold+ .............................       401,983
  55,000 Kinross Gold Corp.+ ...................       166,127
  90,000 Meridian Gold Inc.+ ...................       401,877
  19,800 Newmont Mining Corp. ..................       480,150
  18,100 Pioneer Group Inc. ....................       298,650
  43,300 Placer Dome Inc. ......................       598,081
  86,000 Prime Resources Group .................       735,335
  25,850 Stillwater Mining Co.+ ................       815,891
 151,000 TVX Gold Inc.+ ........................       397,721
  22,437 Venoro Gold Corp., Cl A+ ..............         1,103
                                                  ------------
                                                     8,015,109
                                                  ------------
         Peru - 1.2%
  23,801 Cia De Minas Buenaventura SA, Cl. C..         157,531
                                                  ------------
            South Africa - 26.3%
   8,529 Anglogold Ltd. ........................  $    461,941
   7,400 Anglogold Ltd., ADR ...................       198,875
  21,658 Ashanti Goldfields Ltd. ...............         2,166
  46,000 Driefontein Consolidated Ltd., ADR ....       244,375
 170,475 Durban Roodepoort Deep Ltd. + .........       579,759
  40,000 Gold Fields Ltd. + ....................       272,067
  60,000 Harmony Gold Mining Ltd.+ .............       294,734
  63,000 Harmony Gold Mining Ltd., ADR+ ........       307,125
  26,000 Impala Platinum Holdings Ltd., ADR ....       331,500
 128,355 Kalahari Goldridge Mining Co. Ltd.+ ...        51,298
 367,750 Northam Platinum Ltd.+ ................       171,991
  90,000 Randfontein Estates Gold
          Mining Co. Ltd.+ .....................       235,714
  90,000 Randgold and Exploration Co. Ltd.+ ....        65,189
  20,161 Randgold and Exploration Co. Ltd., ADR+        44,354
   8,500 Saint Helena Gold Mines Ltd. ..........        27,301
  31,700 Saint Helena Gold Mines Ltd., ADR .....       101,044
  52,200 West Rand Consolidated Mines Ltd. + ...        60,367
                                                  ------------
                                                     3,449,800
                                                  ------------
         TOTAL COMMON STOCKS ...................    13,112,065
                                                  ------------
         WARRANTS - 0.2%
         South Africa - 0.2%
  47,000 Durban Roodepoort Deep Ltd.+ ..........        18,383
  23,630 Durban Roodepoort Deep Ltd., Ser. B+ ..         7,234
  19,750 Northam Platinum Ltd.+ ................           202
                                                  ------------
         TOTAL WARRANTS ........................        25,819
                                                  ------------
         TOTAL INVESTMENTS - 100.2% ............    13,137,884
         Other Assets and
          Liabilities (Net) - (0.2)% ...........       (21,506)
                                                  ------------
         NET ASSETS - 100.0%
          s(2,125,783 shares outstanding) ......  $ 13,116,378
                                                  ============
         NET ASSET VALUE,
          Offering and Redemption
          Price Per Share ......................  $       6.17
                                                  ============

----------
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.

                             Gabelli Gold Fund, Inc.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                   Werner J. Roeder, MD
Chairman and Chief                      Director of Surgery
Investment Officer                      Lawrence Hospital
Gabelli Funds, Inc.
                                        Anthonie C. van Ekris
E. Val Cerutti                          Managing Director
Chief Executive Officer                 BALMAC International, Inc.
Cerutti Consultants, Inc.
                                        Daniel E. Zucchi
Anthony J. Colavita                     President
Attorney-at-Law                         Daniel E. Zucchi Associates
Anthony J. Colavita, P.C.

Karl Otto Pohl
Former President
Deutsche Bundesbank


                         Officers and Portfolio Managers

Caesar Bryan                            Bruce N. Alpert
President and                           Vice President
Portfolio Manager                       and Treasurer

James E. McKee
Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                            Willkie Farr & Gallagher

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------